SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 2, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

AFC Enterprises, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Minnesota

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-32369	58-2016606

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 391-9500

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable

(FORMER ADDRESS)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1 Press Release of AFC Enterprises, Inc. (the “Company”) dated June 2, 2003.

Item 9. REGULATION FD DISCLOSURE

The information contained in this Item 9 is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” as directed in Release No. 34-47583.

On June 2, 2003, the Company issued a press release containing information about the Company’s results of operations for the first quarter ended April 20, 2003. A copy of the press release is attached hereto as Exhibit 99.1

The press release presented non-GAAP financial information that the Company believes is useful because it allows investors to perform meaningful comparisons of the Company’s results for 2002 and 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.

BY:	/s/ Frank J. Belatti Frank J. Belatti, Chairman of the Board and Chief Executive Officer

Date: June 2, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated June 2, 2003